UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _)

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Filed by a party other than the Registrant [  ]

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Preliminary Proxy Statement

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Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

MONETTA TRUST
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(Name of Registrant as Specified In Its Charter)

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Contents

1.

Shareholder Message

2.

Questions and Answers

3.

Notice of Special Meeting

4.

Proxy Statement

5.

Appendices

6.

Proxy Card

2

MONETTA TRUST

April 28, 2009

Dear Fellow Shareholder:

A special meeting of the shareholders of the Monetta Intermediate Bond Fund (the “Fund”), a series of the Monetta Trust (the “Trust”), will take place on May 18, 2009, at 10:00 a.m. Central Time at the Trust’s offices located at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60189, and we are asking for your participation.  You do not need to attend the meeting to participate.  However, it is important that you take a few minutes to read the enclosed material and then vote your shares.  You may attend this meeting in person, but if you cannot do so, please complete, date, sign, and return the accompanying proxy at your earliest convenience.

The fund has one proposal up for vote.  Shareholders of the fund are being asked to take action on the following item:

1.

Approval of the proposed investment subadvisory agreement between Monetta Financial Services Inc. (the “Adviser”) and Orion Capital Management, Inc. (“Orion”), under which Orion will continue to provide investment subadvisory and management services to the Fund.

The board of trustees unanimously voted in favor of the proposed new sub-advisory agreement and recommends that you vote FOR the proposal.

In order for shares to be voted at the Meeting, we urge you to read the attached Proxy Statement and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by May 17, 2009.  As a convenience, we offer three options by which to vote your shares:

By Internet:  Follow the instructions located on your proxy card.

By Phone:  The phone number is located on your proxy card.  Be sure to have your control number (printed on your proxy card) available at the time you call.

By Mail:  Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.

No matter how many shares you own, your vote is important.  Please join me in exercising your rights as a shareholder by reviewing the attached materials and casting your vote prior to the shareholder meeting on May 18, 2009.

We thank you for your time and attention to this important matter.

Sincerely,

/s/Robert S. Bacarella

Robert S. Bacarella

Principal Executive Officer

TABLE OF CONTENTS

Questions and Answers ……………………………………………..3

Notice of Special Meeting …………………………………………..5

Proxy Statement …………………………………………………….6

Appendices …………………………………………………………15

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

WHAT ARE YOU VOTING ON?

The Monetta Intermediate Bond Fund (the “Fund”) is asking shareholders to vote on one proposal:

1.   To approve the proposed investment subadvisory agreement (the “Proposed Agreement”) between Monetta Financial Services Inc. (the “Adviser”) and Orion Capital Management, Inc. (“Orion” or, alternatively, the “Subadviser”), under which Orion will continue to provide investment subadvisory and management services to the Fund.

WHAT ROLE DOES ORION PLAY?

Orion is the current subadviser to the Fund, and supervises the Fund’s investment portfolio, assists the Board of Trustees of the Trust and the Adviser in the management of the Fund, and furnishes the Fund with a continuous investment management program.

WHAT IS THE REASON FOR THE PROPOSED AGREEMENT?

Prior to January 27, 2009, Belle Haven Investments, L.P. (“Belle Haven”) served as the investment subadviser to the Fund pursuant to an investment subadvisory agreement between the Adviser and Belle Haven originally dated as of April 1, 2007 (the “Belle Haven Agreement”).  From January 27, 2009 through April 6, 2009 the Adviser solely managed the Fund following the termination of the Belle Haven Agreement, which is discussed in more detail in the Proxy Statement.  At a meeting held on April 6, 2009, the Board of Trustees of the Trust (the “Board”), at the recommendation of the Adviser, directed the Adviser to hire Orion as the subadviser to the Fund.  At that meeting, the Board, including the Independent Trustees voting separately, approved an Interim Investment Subadvisory Agreement (the “Interim Agreement”) between the Adviser and Orion, as permitted by the Investment Company Act of 1940 (the “1940 Act”) rules.  The Interim Agreement is similar in all material respects to the Belle Haven Agreement, except where mandated by the 1940 Act rules.  The Board, including the Independent Trustees voting separately, recommended that shareholders approve a new Subadvisory Agreement between the Adviser and Orion (the “Proposed Agreement”) to take effect after approval of the shareholders at a special meeting of the shareholders.  Other than the fees payable from the Adviser to the Subadviser, the Proposed Agreement is similar in all material respects to the Belle Haven Agreement and the Interim Agreement.  The Investment Advisory Agreement between the Trust and the Adviser was unaffected by the aforementioned events, and remains unchanged.  The fees paid by the Fund for advisory services remains unchanged.

HAVE THE TRUSTEES APPROVED THE PROPOSAL?

Yes.  The Trustees, including all of the Independent Trustees, unanimously approved the proposal on April 6, 2009 and recommend that you vote to approve it.

HOW MANY VOTES MAY I CAST?

As a shareholder, you are entitled to one vote for each share you own of the Fund on the record date, and each fractional share is entitled to a proportionate share of one vote.  The record date is April 15, 2009.

HOW TO VOTE YOUR SHARES

Voting your shares is easy and will only take a few minutes.  You may use any of the following methods:

•	By Internet: Follow the instructions located on your proxy card.

•	By Phone: The phone number is located on your proxy card. Be sure to have your control number (printed on your proxy card) available at the time you call.

•

By Mail. Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Please mail your proxy promptly.

•	In Person. Any shareholder who attends the Meeting in person may vote by ballot at the Meeting.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

WHOM DO I CALL FOR MORE INFORMATION?

If you need more information, please call 1-800-MONETTA, ext. 233.

The information on these pages is only a summary.  Before you vote, please read the following proxy statement.  It’s important to participate and vote as soon as you can.

NOTICE OF SPECIAL MEETING

TO ALL SHAREHOLDERS OF THE MONETTA INTERMEDIATE BOND FUND

Notice is hereby given that a special meeting of the shareholders of the Monetta Intermediate Bond Fund (the “Fund”) will be held at 1776-A South Naperville Road, Suite 100, Wheaton, IL 60189, on May 18, 2009, beginning at 10:00 a.m. Central Time for the following purposes:

1.

To approve a new investment subadvisory agreement between the Monetta Financial Services Inc. and Orion Capital Management, Inc.

The close of business on April 15, 2009, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

By order of the Board of Trustees,

/s/ Robert S. Bacarella

Robert S. Bacarella

Chairman, Board of Trustees

April 28, 2009

PROXY STATEMENT

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS
OF THE MONETTA INTERMEDIATE BOND FUND

TO BE HELD ON MAY 18, 2009

Monetta Trust
1776-A South Naperville Road, Suite 100
Wheaton, Illinois 60189

PURPOSE OF THIS DOCUMENT

This proxy statement is being furnished to shareholders of the Monetta Intermediate Bond Fund (the “Fund”) in connection with the solicitation of proxies by and on behalf of the Board of Trustees (collectively, the “Board” or “Trustees” and individually, “Trustee”) of the Monetta Trust (the “Trust”) for use at the Special Meeting (the “Meeting”).  The Meeting will be held at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois, 60189, on May 18, 2009, beginning at 10 a.m. Central Time.  This proxy statement is first being mailed to shareholders on or about April 29, 2009.

WHO MAY VOTE

The Board of Trustees has fixed the record date as of the close of business on April 15, 2009.  Only holders of shares of the Fund at the close of business on the record date are entitled to notice of, and to vote at, the Meeting.

Appendix A lists any Trustees and officers of the Trust who owned more than 1% of the Fund, lists the aggregate number of shares of the Fund owned by the Adviser and the Trustees and officers of the Trust, and lists all shareholders who owned 5% or more of the Fund.

Shareholders as of the record date are entitled to one vote for each share, and each fractional share is entitled to a proportionate share of one vote, upon each matter properly submitted to the Meeting.  Shareholders may vote on such other business as may properly come before the Meeting as required by law.

HOW TO VOTE

You can vote by internet, phone, mail or in person.

If you vote by internet, follow the instructions located on your proxy card.  If you vote by phone, call the number located on your proxy card.  If you vote by mail, complete, date, sign, and return the enclosed proxy card in the accompanying envelope.  If you properly execute and return your proxy card prior to the Meeting, your shares will be voted in accordance with the instructions marked on the proxy card.  If no instructions are marked on the proxy card, the proxies will be voted FOR the proposal described in this proxy statement.

Robert S. Bacarella, President, Maria Cesario De Nicolo, Secretary, and Christina M. Curtis, Asst. Secretary, the persons named in the accompanying form of proxy, intend to be present at the meeting.  No Trustees intend to present any other business at the meeting.  If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.  If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.  You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the meeting, written notice of revocation or a later-dated proxy.

QUORUM AND VOTING REQUIREMENTS

In order to take action on the proposal, a “quorum” or 30% of the outstanding shares entitled to be cast on the proposal must be represented in person or by proxy.  Any lesser number, however, shall be sufficient for adjournments.

Approval of the proposed investment subadvisory agreement (the “Proposed Agreement”) with Orion Capital Management, Inc. (“Orion” or the “Subadviser”) requires the favorable vote of a majority of the eligible votes of the Fund as defined by the 1940 Act.  A majority of eligible votes of the Fund is the affirmative vote of the lesser of (i) 67% of the voting securities represented at the Meeting, if the holders of more than 50% of the total eligible votes of the Fund are represented at the meeting, or (ii) more than 50% of the total eligible votes of the Fund.

If a quorum is not present at a meeting, or if sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies.

A shareholder vote may be taken on any other matter to come properly before the Meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate.  The Board of Trustees does not presently know of any matter to be considered at the Meeting other than the matters described in the Notice of Special Meeting accompanying this proxy statement.

Abstentions and broker “non-votes” (proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote) will be counted as present for purposes of determining the presence of a quorum, but will not be counted as votes FOR Proposal 1.  Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST Proposal 1.

SOLICITATION OF PROXIES

In addition to the solicitation of proxies by mail, officers of the Trust, the Adviser, and the Subadviser may also solicit proxies electronically, by telephone, by fax, in person, or by other means.  Any costs of such solicitation will be paid by the Adviser, and not by the Fund.

Additional information about the Trust and the Fund and their operations may be found throughout the proxy statement.

PROPOSAL 1:

TO APPROVE THE PROPOSED AGREEMENT WITH ORION CAPITAL MANAGEMENT, INC.

THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES VOTING IN PERSON, HAS APPROVED, AND RECOMMENDS THAT SHAREHOLDERS OF THE FUND APPROVE, THE PROPOSED AGREEMENT WITH ORION CAPITAL MANAGEMENT, INC.  This action is being taken as a result of the termination of the Belle Haven Agreement (as that term is defined below), as a result of which Belle Haven Investments, L.P. ceased to serve as the subadviser to the Fund.  As described in more detail under the heading “Matters Considered by the Trustees,” this recommendation is the result of evaluation by the full Board of Trustees of a substantial amount of information, including information prepared by the Adviser and Orion.

The Proposed Agreement is similar in all respects, other than the subadvisory fees, to the investment subadvisory agreement between the Adviser and Orion (the “Interim Agreement”), which was approved by the Board.  The Interim Agreement is similar in all material respects, other than the lack of subadvisory fees, to the investment subadvisory agreement between the Adviser and Belle Haven (the “Belle Haven Agreement”), which was approved by the shareholders of the Fund on or about March 29, 2007.

THE BELLE HAVEN AGREEMENT

On April 1, 2007, the Adviser and Belle Haven entered into the Belle Haven Agreement pursuant to which Belle Haven has acted as investment subadviser for the Fund, a series of the Trust.  The shareholders of the Fund approved the Belle Haven Agreement at a special meeting of the shareholders held on March 29, 2007.

Under the terms of the Belle Haven Agreement, Belle Haven acted as the investment subadviser for the Fund and managed the investment and reinvestment of the assets of the Fund subject to the supervision of the Adviser and the Board of Trustees.  As payment for Belle Haven’s services, the Adviser paid Belle Haven an annual fee of 0.25% of the Fund’s average daily net assets.  For the fiscal year ended December 31, 2008, Belle Haven was paid $12,616 for its services to the Fund.

In the absence of willful misfeasance, bad faith, or gross negligence or reckless disregard of its obligations and duties, Belle Haven was not subject to liability to the Fund or any shareholder for any act or omission in the course of, or in connection with, rendering services under the Belle Haven Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

The Belle Haven Agreement became effective on April 1, 2007.  It initially remained in effect until April 1, 2009, and thereafter, from year to year, provided that such continuance was annually approved by the Board of Trustees in the manner required by the 1940 Act.

CHANGE IN SUBADVISER

As required by the 1940 Act, the Belle Haven Agreement provided that the Adviser or the Board may terminate the Belle Haven Agreement, without penalty, on sixty days’ written notice to Belle Haven.  The Adviser was notified by Belle Haven of its intent to terminate the Agreement and after discussions between the Adviser and Belle Haven, they mutually agreed that the Agreement would terminate on January 27, 2009.

From January 27, 2009 through April 6, 2009, the Adviser acted as the sole investment adviser to the Fund, without the assistance of any subadviser, pursuant to the terms of the Advisory Agreement between the Adviser and the Trust dated December 3, 2001.

On April 6, 2009, the Board of the Trust held an in-person special meeting.  At that meeting, the Board reviewed the Adviser’s recommendation to hire Orion as the new subadviser to the Fund.  The Board reviewed the Fund’s recent investment performance, the Fund’s historical asset levels, and the performance of Belle Haven as a subadviser to the Fund.  Representatives from Orion, including the proposed Portfolio Managers were introduced and interviewed by the Fund’s Trustees via telephone.  The Adviser gave the Board a presentation covering, among other things, Orion’s investment advisory business, Orion’s investment team and philosophy, and Orion’s past performance against its chosen benchmark for private accounts.  The Board discussed a variety of issues including Orion’s services and the manner in which they are provided, Orion’s investment management track record, Orion’s proposed fees and fee structure, the potential profits to be realized by Orion, and any potential economies of scale in the fee structure.  The Adviser also informed the Board that the Adviser, and not the Fund, would be responsible for the payment of Orion’s fees, and noted that the Adviser did not expect the Fund’s expenses to increase if Orion were to be the Fund’s subadviser.  Following further discussion and review of Orion’s credentials, including a review of Orion’s portfolio managers, the Board authorized hiring Orion as the new subadviser to the Fund.

INTERIM AGREEMENT

Section 15(a) of the 1940 Act provides that it is unlawful for any person or entity to act as an investment adviser to a fund, unless the investment advisory services provided by the adviser are provided pursuant to a written contract that is approved by a vote of a majority of the outstanding voting securities of the fund. However, Rule 15a-1 under the 1940 Act permits a person or an entity to provide investment advisory services to a fund pursuant to a contract that has not been approved by the shareholders of the fund (an “interim contract”) provided that (a) the entity acting pursuant to the interim contract is not an affiliated person of the fund or any principal underwriter of the fund; (b) the compensation received by the entity under the interim contract is no greater than (i) $100 or (ii) $2,500 and not more than 1/40 of 1 percent of the value of the fund’s net assets averaged over the current fiscal year or taken as of a definite date or dates within the year; and (c) the aggregate compensation of all investment advisers to the investment company (including the fund) operating pursuant to contracts exempt under Rule 15a-1 in any fiscal year is either (x) not more than $200, or (y) not more than 1/20 of 1 percent of the value of the investment company’s net assets (including the fund’s net assets) averaged over the year or taken as of a definite date or dates within the year.

To ensure the continuity of advisory services provided to the Fund, the Trustees, including a majority of the Independent Trustees voting in person and separately, approved on April 6, 2009 an interim investment subadvisory agreement between the Adviser and Orion (the “Interim Agreement”).  The Interim Agreement contains substantially the same terms and conditions as the Belle Haven Agreement, but provides that no compensation shall be paid to Orion under the Interim Agreement.

The Interim Agreement became effective as of April 7, 2009 (the “Effective Date”), and shall automatically terminate upon the first of the following to occur: (1) approval of a final investment subadvisory agreement by a majority of the outstanding voting securities of the Fund (as sought in this proxy statement); (2) September 5, 2009; (3) in the event of a change in control of Orion and subsequent “assignment” of the Interim Agreement (except as otherwise permitted by the 1940 Act or rules thereunder); (4) by the Trustees or the shareholders, without payment of any penalty at any time, upon ten (10) days’ written notice to Orion; or (5) by the Adviser, without the payment of any penalty, upon sixty (60) days’ written notice to Orion.

NEW ADVISORY AGREEMENT

Because the Adviser cannot expect Orion to serve as subadviser to the Fund indefinitely without receiving a fee from the Adviser, and because the Interim Agreement will terminate automatically no later than 150 days after April 7, 2009, the Board of Trustees of the Trust was asked to consider a new investment subadvisory contract arrangement between the Adviser and Orion. The new Investment Subadvisory Agreement (the “Proposed Agreement”) would begin after its approval by the shareholders of the Fund. Other than the fees to be paid by the Adviser to the Subadviser (described below), the Proposed Agreement contains substantially the same terms and conditions as the Interim Agreement.

Under the Interim Agreement, Orion receives no compensation.   Under the Proposed Agreement, Orion’s annual fee will be 0.25% of average daily net assets which is the same fee Belle Haven received under the Belle Haven Agreement.  This fee will be paid entirely by the Adviser, and will result in no additional costs to the Fund.  The Adviser’s fee will not be changed at this time, and the Adviser does not anticipate increasing its fees to the Fund in the event the Proposed Agreement is approved by the Fund’s shareholders.

Following a discussion of the merits Orion as a subadviser and the potential costs and benefits to the Fund (see “CHANGE IN SUBADVISER” above, and “MATTERS CONSIDERED BY THE TRUSTEES” below), and to ensure the continuity of investment subadvisory services provided to Fund, the Trustees, including a majority of the Independent Trustees voting in person and separately, approved the Proposed Agreement and recommended that shareholders approve the Proposed Agreement to take effect immediately after the meeting of Shareholders.

INFORMATION CONCERNING ORION CAPITAL MANAGEMENT, INC.

All information in this proxy statement concerning Orion Capital Management, Inc. has been provided by Orion Capital Management, Inc. Orion Capital Management, Inc., with offices at 750 Green Bay Road, Winnetka, IL 60093, is an Illinois corporation and has been registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 since November 20, 1991. Orion invests and advises in excess of $90,000,000 in client assets through managed accounts and consulting agreements.

The officers, directors, and significant shareholders of Orion are listed in Appendix B.

TERMS OF THE PROPOSED AGREEMENT WITH ORION CAPITAL MANAGEMENT, INC.

Shareholders are being asked to approve the Proposed Agreement between the Adviser and Orion Capital Management, Inc.  The only material difference between the Proposed Agreement and the currently effective Interim Agreement is the compensation to be paid by the Adviser to Orion.  This will not result in any additional fees or expenses to the Fund, as the compensation is paid by the Adviser out of its own assets. The following discussion of the Proposed Agreement is qualified in its entirety by reference to the form of the Proposed Agreement set forth in Appendix C.

As under the Interim Agreement, and like Belle Haven under the Belle Haven Agreement, Orion agrees to act as the investment subadviser for the Fund and manage the investment and reinvestment of the assets of the Fund subject to the supervision of the Board of Trustees and the Adviser.  Orion will be responsible for complying with the Fund’s stated policies and all applicable laws. As payment for its services, the Adviser will pay Orion an annual fee based upon a percentage of average daily net assets of the Fund:  0.25% of the Fund’s average daily net assets.  This fee is paid entirely by the Adviser out of its own assets.

In the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties, Orion will not be subject to liability to the Fund or any shareholder for any act or omission in the course of, or in connection with, rendering services under the Proposed Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.  This is no different than Belle Haven’s liabilities under the Belle Haven Agreement or Orion’s liabilities under the Interim Agreement.

The Proposed Agreement shall become effective upon approval after the Special Meeting of Shareholders in accordance with the 1940 Act. Unless sooner terminated as provided, it shall remain in effect for an initial period of two years. Thereafter, subject to the termination provisions, the Proposed Agreement shall continue in force from year to year, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act; provided, however, that if the continuation of the Proposed Agreement is not approved, Orion may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder. In addition, the Proposed Agreement shall automatically terminate in the event of an assignment (except as otherwise permitted by the 1940 Act or rules thereunder) and may be terminated by the Adviser or the Trust, without payment of any penalty at any time, upon 60 days’ written notice to Orion.

The Board of Trustees has approved a change in the Fund’s name from “Monetta Intermediate Bond Fund” to “Orion/Monetta Intermediate Bond Fund”.  The name change will become effective simultaneously with the approval by the shareholders of the Proposed Agreement.

If the Proposed Agreement is not approved by the Shareholders at the Meeting, the Interim Agreement with Orion will continue in effect for the remainder of its 150-day period (unless terminated sooner). After the expiration of such 150-day period, it is anticipated that the Adviser will act as the sole investment adviser to the Fund while the Trustees consider other courses of action.

MATTERS CONSIDERED BY THE TRUSTEES

At their special meeting on April 6, 2009, the Trustees, including a majority of the Independent Trustees meeting in person, discussed the proposed change in the subadviser to the Fund, the Interim Agreement, and the Proposed Agreement. At that meeting, the Trustees, including all of the Independent Trustees, approved the Proposed Agreement to take effect following approval by shareholders, and also called for a meeting of shareholders to approve the Proposed Agreement.

The Board also reviewed the impact of this change of subadviser on the Fund.  The Board approved the Adviser’s recommendation to approve the Interim Agreement, while at the same time seeking shareholder approval of the Proposed Agreement for the Fund.  The Adviser presented the Board with a draft form of the Interim Agreement between the Adviser and Orion, which, with the exception of the subadviser receiving no compensation, did not differ significantly from the Belle Haven Agreement previously approved by the shareholders on March 29, 2007, and renewed by the Board in conformance with the requirements of the 1940 Act.  The Adviser also presented the Board with a draft form of the Proposed Agreement between the Adviser and Orion, which did not differ significantly from the Belle Haven Agreement.  The process of the Board’s earlier renewal of the Belle Haven Agreement is discussed in greater detail in the Fund’s Annual Report for the period ended December 31, 2008.

With respect to each of the Interim and Proposed Agreements, the Board considered factors such as (i) the nature, extent and quality of services to be provided by Orion under the Interim Agreement and Proposed Agreement; (ii) the performance of the Fund under the Belle Haven Agreement, and the performance of Orion’s private accounts with similar investment strategies to the Fund; (iii) the cost of the services to be provided and profits to be realized by Orion and its affiliates under the Interim Agreement and Proposed Agreement; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee schedules under the Interim Agreement and Proposed Agreement reflect those economies of scale.

The Board examined performance information of the Fund and data comparing the Fund to its benchmark.  The Board also reviewed the fee schedules for the Fund, which did not, and are not expected to, change since the Adviser paid all of Belle Haven’s fees under the Belle Haven Agreement and the Adviser plans to pay Orion’s fees under the Proposed Agreement, and also reviewed the profitability of Orion.   The Board also noted that, despite the change in fees to be paid to the Fund’s subadviser under the Interim Agreement as compared to either the Belle Haven Agreement or the Proposed Agreement, there were no changes in the compensation to be paid to the Adviser or increases in the Fund’s expenses under the Interim Agreement or Proposed Agreement from the Belle Haven Agreement.  The Board also noted that the proposed fee schedule contains no "breakpoints" at higher levels.  While this could result in profits to Orion, the Board found that any such profits would not be excessive at the Fund's current or recent asset levels.  If the Fund subsequently grows dramatically in assets and the Board were to determine that Orion's profits under the Proposed Agreement are excessive, the Board would consider modifying the Proposed Agreement to include breakpoints in Orion's fees; however, the Board felt that such breakpoints are unnecessary at the present time given the asset size of the Fund and the fees expected to be earned by Orion.  The Board also noted that there would be no changes in the duties to be performed by Orion under the Interim Agreement or Proposed Agreement from those performed by Belle Haven under the Belle Haven Agreement.   The Board also discussed the possibility of increased marketing and assets under the Fund’s management that could result from Orion’s other relationships and past performance history.

The Board concluded that appointing Orion to be the subadviser to the Fund, was in the best interests of the Trust and the shareholders of the Fund, and that the Adviser should enter into the Interim Agreement with Orion with respect to the Fund.  The Board also approved the form of the Proposed Agreement, and instructed the officers of the Trust and the Adviser to seek shareholder approval of the Proposed Agreement.

The Board of Trustees, including the Independent Trustees, recommends that the shareholders of the Fund vote FOR the Proposal.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is not required to hold annual shareholders meetings, and it does not intend to do so.

The Trust may hold special meetings as required or as deemed desirable by its Board of Trustees for other purposes, such as changing fundamental policies, electing or removing trustees, or approving or amending an investment advisory or subadvisory agreement.  In addition, special shareholder meetings may be called by any Trustees or the President of the Trust upon written request, which request shall specify the purpose or purposes for which such meeting is to be called, of shareholders holding in the aggregate not less than 10% of the outstanding shares entitled to vote on the matters specified in such written request.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to Monetta Trust, 1776-A South Naperville Road, Suite 100, Wheaton, IL 60189.

Proposals must be received a reasonable time in advance of a proxy solicitation to be included.  Submission of a proposal does not guarantee inclusion in a proxy statement because the proposal must comply with certain federal securities regulations

SHAREHOLDER REPORTS

The Trust will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report to any shareholder upon request.  Shareholders desiring a copy of such reports should direct all written requests to the Monetta Trust, 1776-A South Naperville Road, Suite 100, Wheaton, IL 60189, or should call Monetta at (630) 462-9800 or email the Trust at info@monetta.com.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust in writing whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statements, other soliciting material and Annual Reports (or Semi-Annual Reports) you wish to receive in order to supply copies to the beneficial owners of shares.  Write to the Monetta Trust, 1776-A South Naperville Road, Suite 100, Wheaton, IL 60189.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 18, 2009.

The Fund’s proxy statement is available at www.proxyvote.com.  In addition to the proxy statement, copies of the following documents are available on the website: shareholder letter, questions and answers about the proposal, and the respective appendices to the proxy statement including a copy of the Sub-Advisory Agreement.

Directions to attend the meeting to vote in person are available at www.monetta.com/news.htm

For more information, shareholders may contact the Adviser at 1-800-MONETTA (1-800-666-3228), ext. 233.

LIST OF APPENDICES

APPENDIX A:	Large Shareholders
APPENDIX B:	Officers, Directors, and Significant Shareholders of Orion Capital Management, Inc.
APPENDIX C:	Proposed Investment Subadvisory Agreement

APPENDIX A

LARGE SHAREHOLDERS

The following table sets forth the name and holdings of any persons known by the Trust to be a record owner of more than 5% of the outstanding shares of the Fund as of April 15, 2009. Other than as indicated below, the Trust is not aware of any shareholder that beneficially owns in excess of 25% of the Fund’s total outstanding shares.

MONETTA INTERMEDIATE BOND FUND

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the sole class of Monetta Intermediate Bond Fund shares on April 15, 2009 and the percentage of the outstanding shares owned on that date are listed below.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT (%) OF CLASS
Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NE 68103-2226	192,532.831	37.93%

As of April 15, 2009, securities of the Monetta Intermediate Bond Fund shares owned by all officers and Trustees, including beneficial ownership, as a group represented 2.85% of the outstanding shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ELIGIBLE VOTES

As of the record date, there were a total of 508,103.052 outstanding and eligible votes for the Monetta Intermediate Bond Fund.

APPENDIX B

OFFICERS, DIRECTORS, AND SIGNIFICANT SHAREHOLDERS OF ORION CAPITAL MANAGEMENT, INC.

The principal occupation of each of the officers of Orion Capital Management, Inc. (“Orion”) is working for Orion.  Orion maintains its principal offices at 750 Green Bay Road, Winnetka, Illinois, 60093, which is also the mailing address of each of the officers and directors listed below unless otherwise indicated.

The principal occupation of the sole director of Orion is working for Orion.

OFFICERS

NAME	POSITION
James W. Kyle	President, Chief Compliance Officer
George M. Palmer, Jr.	Executive Vice President
Michael R. Denten	Director of Research

DIRECTORS:  Orion is an Illinois corporation.  The sole shareholder and director of Orion is Mr. James W. Kyle.

OFFICERS OR DIRECTORS OF THE ADVISER AND OF THE TRUST

None of the officers or Trustees of the Trust are also officers, employees, directors, general partners, or shareholders of Orion.

APPENDIX C

FORM OF PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

WITH ORION CAPITAL MANAGEMENT, INC.

THIS AGREEMENT, made this ____ day of ______, by and between Monetta Financial Services, Inc., a Delaware corporation (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Orion Capital Management, Inc., an Illinois corporation (the  “Sub-Adviser”), an investment adviser registered under the Advisers Act, relating to the Sub-Adviser’s services for certain portfolios of Monetta Trust (the “Company”), an open-end diversified management investment company of the series type, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

WHEREAS, the Adviser is the investment adviser to the Company, and the Adviser desires to retain the Sub-Adviser to furnish the Monetta Intermediate Bond Fund, a series of the Company (the “Fund”), with portfolio selection and related research and statistical services in connection with the Adviser’s investment advisory activities on behalf of the Fund, and the Sub-Adviser desires to furnish such services to the Adviser;

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1.

Appointment of Sub-Adviser.  In accordance with and subject to the investment advisory agreement (the “Investment Advisory Agreement”) between the Company and the Adviser, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection and related research and statistical services described herein for investment and reinvestment of the Fund’s investment assets, subject to the control and direction of the Adviser and Company's Board of Trustees, for the period and on the terms hereinafter set forth.  The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and except as expressly provided or authorized, shall have no authority to act for or represent the Company or the Adviser in any way or otherwise be deemed an agent of the Company or the Adviser.

2.

Services of Sub-Adviser.  The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Fund:

(a)

The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Trust’s Agreement and Declaration of Trust, the by-laws, the registration statement, the effective prospectus and the statement of additional information of the Company relating to the Fund (the “Fund Documents”) and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board of Trustees of the Company and by the Adviser.  Copies of the Fund Documents have been submitted to the Sub-Adviser, which acknowledges receipt and review of the Fund Documents.  The Adviser agrees to provide copies of all amendments to or restatements of the Fund Documents to the Sub-Adviser on a timely and on-going basis but in all events prior to such time as said amendments or restatements become effective. The Sub-Adviser will be entitled to rely on all such documents furnished to it by the Adviser.  Within the framework of the investment objectives, policies and restrictions of each respective Fund, and subject to the supervision of the Adviser, the Sub-Adviser shall have responsibility for making and executing investment decisions for the Funds.  In carrying out its obligations to manage the investments and reinvestments of the assets of the Funds, the Sub-Adviser shall:  (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund’s investment portfolio or are under consideration for inclusion therein; (ii) under the supervision of the Adviser, formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies as set forth in the Fund Documents, as amended; and (iii) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Sub-Adviser in accordance with applicable regulatory requirements, of orders for such purchases and sales.

(b)

In connection with the purchase and sale of securities of the Fund, the Sub-Adviser shall arrange for the transmission to the custodian for the Fund and, as directed by the Adviser, any other persons retained by the Fund on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund’s investment portfolio.  The Sub-Adviser shall render such reports to the Adviser and/or to the Company’s Board of Trustees concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as the Adviser or the Board of Trustees may from time to time require.  The Sub-Adviser agrees that all documents and records maintained by it with respect to the Fund, are the property of the Company and will be surrendered to the Company or the Adviser upon the request of either.

(c)

The Sub-Adviser shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies of the Fund, as set forth in the Fund Documents, as amended from time to time, and under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act. In connection with the placement of orders for the execution of the Fund’s portfolio transactions, the Sub-Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act.

(d)

In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Fund’s transactions.  In selecting brokers or dealers to execute such orders, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser’s investment research and portfolio management capability generally.

The Sub-Adviser shall use the same skill and care in providing services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibility.  The Sub-Adviser will conform with all applicable federal and state laws, rules and regulations, including the 1940 Act, the Advisers Act and the Insider Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder.  Further, the Sub-Adviser shall at all times keep in effect a Code of Ethics consistent with the rules and regulations under both the Advisers Act and the 1940 Act.

The Sub-Adviser will treat confidentially and as proprietary information of the Fund, all records and other information relative to the Fund and prior, present or potential shareholders, including any “nonpublic personal information” as defined in Rule 3(t) of Regulation S-P, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund).

3.

 Expenses.  The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the Sub-Adviser’s office facilities, equipment and personnel used in carrying out the Sub-Adviser’s duties hereunder, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Fund.

4.   Compensation.  In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Fund hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate, as outlined below, which shall be a percentage of the average net assets of the Fund.  The fee shall be accrued daily, paid monthly and shall be based on the net asset values of all of the issued and outstanding shares of the Monetta Intermediate Bond Fund, as determined as of the close of each business day pursuant to the Fund Documents.

The amount of such annual fee for the Fund is described in the schedule below:

Fund

Fee

Monetta Intermediate Bond Fund

          0.25%

5.

Effective Date, Renewal and Termination.  This Agreement shall become effective as of the date first above written and, unless otherwise terminated, shall continue for two years and from year to year thereafter so long as approved annually in accordance with the 1940 Act and the rules thereunder.  This Agreement may be terminated without penalty on sixty (60) days' written notice to the Sub-Adviser (i) by the Adviser, (ii) by vote of the Board of Trustees of the Company, or (iii) by vote of a majority of the outstanding voting securities of the Fund; or it may be terminated without penalty on sixty (60) days' written notice to the Adviser by the Sub-Adviser.  This Agreement will terminate automatically in the event of its assignment or upon any termination of the Investment Advisory Agreement.  The terms “assignment” and “vote of majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

6.

General Provisions.

(a)

The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable.  Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser or the Company or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder or a breach of its fiduciary duty.

(b)

The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser or fiduciary to other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund.  Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

(c)

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Company, or person otherwise affiliated with the Company (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature or to render services of any kind to any other trust corporation, firm, individual or association.

(d)

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.  This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois.  The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(e)

Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following addresses.

The Adviser at:

Monetta Financial Services, Inc.

1776-A South Naperville Road, Suite 100

Wheaton, Illinois 60189

Attention: Robert S. Bacarella, President

The Sub-Adviser at:

Orion Capital Management, Inc.

750 Green Bay Road

Winnetka, Illinois 60093

Attention: James W. Kyle, President

(f)

Sub-Adviser agrees to notify Adviser of any change in Sub-Adviser's senior officers, portfolio managers, and directors within a reasonable time after such change.  Sub-Adviser further agrees to provide Adviser with any amendments to Parts I and II of its Form ADV within a reasonable time after such amendments and notify Adviser of any regulatory, civil or criminal proceedings, actions or complaints involving the Sub-Adviser or its affiliates within a reasonable time.

(g)

This Agreement may be amended in accordance with the 1940 Act.

(h)

This Agreement constitutes the entire agreement among the parties hereto.

(i)

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall together, constitute only one instrument.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

ORION CAPITAL MANAGEMENT, INC.

By:  ___________________________

James W. Kyle

    President

MONETTA FINANCIAL SERVICES, INC.

By:  ___________________________

Robert S. Bacarella

    President

[FORM OF PROXY CARD]

MONETTA TRUST
Monetta Intermediate Bond Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Robert S. Bacarella, Maria Cesario De Nicolo, and Christina M. Curtis, or either of them, with power of substitution, are hereby authorized as proxies to represent, and to vote the shares of beneficial interest (the “Shares”) of the Monetta Intermediate Bond Fund (the “Fund”), a series of the Monetta Trust (the “Trust”), owned by the undersigned shareholder(s) at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Central Time, on Monday, May 18, 2009 at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60189, and at any adjournment thereof.  The proxies are to vote the Shares of the undersigned as instructed below and in accordance with their judgment on all other matters which may properly come before the meeting.  If no specification is made below, this proxy will be voted in favor of the proposal.

The Board of Trustees recommends voting FOR the proposal.

1.

Approval of Proposed Investment Sub-Advisory Agreement between Monetta Financial Services Inc. and Orion Capital Management, Inc.:

[ ] FOR

[ ] AGAINST

[ ] ABSTAIN

Please sign this proxy card and return it promptly in the enclosed envelope.

 Signature [PLEASE SIGN WITHIN BOX]  Date

    Signature [Joint Owners, If Any]              Date